UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2025

ATHENA BITCOIN GLOBAL

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-262629	87-0493596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 SE 3rd Avenue Suite 2740 Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 690-4466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Athena Bitcoin Global 2025 Equity Incentive Plan

On July 7, 2025, shareholders holding a majority of the voting power of Athena Bitcoin Global, a Nevada corporation (the “Company”, “we” and “us”), as of the July 2, 2025 record date for such consent, took action via a written consent to action of the majority shareholders in lieu of a meeting of shareholders (the “Written Consent”), to approve and ratify, among other things, discussed below in Item 5.07, the Athena Bitcoin Global 2025 Equity Incentive Plan (the “2025 Plan”). The 2025 Plan had previously been approved by the Board of Directors of the Company, subject to shareholder approval, effective on July 2, 2025.

The 2025 Plan provides for the grant of awards to eligible employees, directors, and consultants in the form of stock options, restricted stock, restricted stock units (“RSUs”), other awards, and any combination of the foregoing. In making such determinations, the Board of Directors (the “Board”) or Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board or Compensation Committee, in its discretion shall deem relevant.

The material terms of the 2025 Plan are described below:

Shares Available Under the 2025 Plan

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2025 Plan is 409,500,955.

If an award granted under the 2025 Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2025 Plan. As a result, the shares available for granting future awards under the 2025 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2025 Plan in connection with awards previously granted under such 2025 Plan will again be available for awards under the 2025 Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was paid in cash or any portion thereof that was forfeited or cancelled without the delivery of shares will again be available for awards, including, but not limited to shares forfeited to pay any exercise price or tax obligation.

In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2025 Plan.

The shares available for awards under the 2025 Plan will be authorized but unissued shares of our common stock or shares acquired in the open market or otherwise.

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Administration

The Company is the issuer (manager) of the 2025 Plan. The 2025 Plan is expected to be administered by either (a) the entire Board of the Company, or (b) the Compensation Committee (if any); or (c) as otherwise determined from time to time by the Board (the “Administrator”). Subject to the terms of the 2025 Plan, the Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2025 Plan, including the period of their exercisability and vesting. The Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options granted under the 2025 Plan.

The Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

Eligibility

All of our employees (including our affiliates), non-employee directors and consultants are eligible to participate in the 2025 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2025 Plan only to our employees (including our affiliates).

No awards are issuable by the Company under the 2025 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2025 Plan will be determined by the Administrator, except that no incentive stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2025 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2025 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator.

Incentive stock options granted under the 2025 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonqualified (non-statutory stock options) granted under the 2025 Plan are not intended to qualify as incentive stock options under the Code.

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The Administrator may impose limitations on the transferability of stock options granted under the 2025 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2025 Plan other than by will or the laws of descent and distribution or, subject to approval by the Administrator, pursuant to a domestic relations order. However, the Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third party financial institution for value.

Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the optionholder, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws or the immediate sale of shares acquired upon exercise of the option is prohibited by our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the Administrator and may include (i) cash, check, bank draft or money order; (ii) a broker-assisted cashless exercise; (iii) the tender of shares of our common stock previously owned by the optionholder; (iv) a net exercise of the option (to the extent allowed); or (v) other legal consideration approved by the Administrator.

Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term “cause” is defined in the 2025 Plan to mean any event which would qualify as cause for termination under the participant’s employment agreement with the Company, or, if there is no such employment agreement, any of the following (i) the recipient’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the recipient’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the recipient’s failure to perform the recipient’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the recipient by the Company; (iv) the recipient’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the recipient’s material violation of any provision of any agreement(s) between the recipient and the Company relating to noncompetition, non-solicitation, nondisclosure and/or assignment of inventions.

Restricted Stock Unit Awards

Restricted stock unit (RSU) awards are to be granted under restricted stock unit award agreements adopted by the Administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the Administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards

Restricted stock awards are to be granted under restricted stock award agreements adopted by the Administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. The Administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

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Other Stock Awards

The Administrator may grant other awards based in whole or in part by reference to our common stock. The Administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, or otherwise agreed to by the Administrator, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under our 2025 Plan, and (ii) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions

In the event of a Corporate Transaction (as defined in the 2025 Plan), unless otherwise specified in an award agreement or by the Board, the acquiring or surviving entity may choose to assume, continue, or substitute some or all outstanding awards, including repurchase rights, at its discretion. If such awards are not assumed or substituted, those held by participants with ongoing service will fully vest and become exercisable prior to the transaction’s effective date, then terminate if not exercised. Awards held by others will simply terminate unless exercised, though any company repurchase rights may remain intact. The Board may also opt to pay participants the value of their awards instead of allowing exercise. Importantly, the Administrator has the flexibility to treat Awards and participants differently and is not required to act uniformly.

Change in Control

Stock awards granted under our 2025 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2025 Plan) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Repricing; Cancellation and Re-Grant of Stock Options

The Administrator has the right to effect, at any time and from time to time, subject to the consent of any participant whose award is materially impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding option; (2) the cancellation of any outstanding option and the grant in substitution therefor of (A) a new option, restricted stock award, RSU award or other award, under the 2025 Plan or another equity plan of the Company, covering the same or a different number of shares of common stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

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Duration; Termination of the 2025 Plan

Our Board of Directors has the authority to amend, suspend, or terminate our 2025 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board of Directors adopted our 2025 Plan (July 2, 2035). No stock awards may be granted under our 2025 Plan while it is suspended or after it is terminated.

Clawbacks

All Awards under the 2025 Plan are subject to recoupment in accordance with any clawback policies the Company is required to adopt under stock exchange rules, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable laws, as well as any additional clawback policies the Company may choose to implement. The Board may also include further clawback provisions in award agreements, including rights to reclaim previously issued shares, cash, or property in cases such as termination for cause. Importantly, any recovery of compensation under such policies will not entitle a participant to resign for “good reason” or claim “constructive termination.”

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and the Company with respect to participation in the 2025 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

The Internal Revenue Code (the “Code”) provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees”, which term includes the named executive officers of the Company), the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss (this assumes that the shares represent a capital asset in the participant’s hands), and there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

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The exercise of a stock option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his or her tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to nonqualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Under Section 83(b) of the Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee. In this event, any subsequent change in the value of the shares will be recognized for tax purposes as capital gain or loss upon disposition of the shares, assuming that the shares represent a capital asset in the hands of the employee. An employee makes a Section 83(b) election by filing the election with the IRS no later than 30 days after the restricted stock is transferred to the employee. If a Section 83(b) election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income, taxable as compensation, in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the employee for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the transfer restrictions or risk of forfeiture will be included in the employee’s ordinary income as compensation at the time of receipt and subsequent appreciation or depreciation will be recognized as capital gain or loss, assuming that the shares represent a capital asset in the hands of the employee.

At the time the employee receives the payment for a stock or cash-based award, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income, taxable as compensation.

Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the 2025 Plan.

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The exercisability of a stock option or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be considered a parachute payment under the Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

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The foregoing description of the terms of the 2025 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2025 Plan attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As discussed above, effective on July 7, 2025, the majority stockholders of the Company, holding an aggregate of 2,118,734,867 shares of common stock or 51.7% of the Company’s total voting shares as of the July 2, 2025 record date for the Written Consent, took action via the Written Consent, and voted to: (a) approve and adopt the 2025 Plan, which became effective on such date; and (b) approve the filing of a Certificate of Amendment to the Company’s Articles of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share, by a ratio of one-for-three hundred (the “Reverse Stock Split”). The Reverse Stock Split will have no effect on the Company’s authorized shares of common stock or preferred stock or the par value of the Company’s common stock or preferred stock.

The Company anticipates moving forward with the Reverse Stock Split in the next few weeks, pending approval of such Reverse Stock Split by the Financial Industry Regulatory Authority.

The Company plans to file a press release in the future when the effective date of the Reverse Stock Split is confirmed, and including more information regarding such Reverse Stock Split. Notwithstanding the above, the Written Consent allows the Board, if they desire, to abandon the Reverse Stock Split at any time.

No votes were cast against or withheld, and there were no abstentions or broker non-votes, on any of the matters discussed above via the Written Consent.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1*	Athena Bitcoin Global 2025 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Athena Bitcoin Global

	By:	/s/ Matias Goldenhörn
Date: July 10, 2025	Name:	Matias Goldenhörn
	Title:	Chief Executive Officer

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